Dreyfus Variable
Investment Fund,
Quality Bond Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            20   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio
                                              Dreyfus Variable Investment Fund,
                                                         Quality Bond Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Dominick DeAlto, senior portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

The past year was challenging for most fixed-income investors. Faster than expected economic growth in the U.S. and overseas fueled concerns that long-dormant inflationary pressures might re-emerge, potentially reducing the future value of bonds' interest and principal payments. These concerns prompted the Federal Reserve Board to raise key short-term interest rates three times during the summer and fall of 1999 in an attempt to prevent a reacceleration of inflation.

While U.S. Treasury and agency securities declined sharply in this environment during 1999, prices of higher yielding securities -- such as corporate bonds and mortgage-backed securities -- fell less severely. In an environment of robust economic growth, investors appeared more comfortable owning bonds that are influenced primarily by credit risk, and they avoided securities that are most affected by interest-rate risk.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Quality Bond Portfolio.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF PERFORMANCE

Dominick DeAlto, Senior Portfolio Manager  Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Quality Bond Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 1999, Dreyfus Variable Investment Fund, Quality Bond Portfolio produced a total return of 0.18%.(1) In addition, the portfolio provided an income dividend of $0.624 per share as well as a distribution rate of 5.73% per share.(2) In comparison, the portfolio's benchmark, the Lehman Brothers Aggregate Bond Index, provided a total return of -0.82% for the same time period.(3)

We attribute the portfolio' s positive relative performance to our security selection strategy, which generally emphasized investment grade corporate bonds and de-emphasized U.S. Treasury securities.

What is the portfolio's investment approach?

The portfolio seeks to maximize current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the portfolio invests at least 80% of its net assets in fixed-income securities, including mortgage-related securities, collateralized mortgage obligations
(" CMOs" ) and asset-backed securities, that, when purchased, are rated A or better or are the unrated equivalent as determined by Dreyfus. The portfolio may also invest up to 10% of its net assets in foreign securities. In addition, the
portfolio   may  invest  in  high  grade  commercial  paper  of  U.S.  issuers, certificates of deposit, time deposits and bankers' acceptances, municipal obligations and zero coupon securities, and fixed-income securities rated lower
than   A   (but   not   lower   than   B)   by   both   Moody'  s   and   S& P.

When selecting investments, we conduct analyses to identify those bond market sectors that we believe represent the most attractive relative values. We typically strive to hold those securities until their true values are reached, or until other market sectors become more attractively valued.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

Like virtually all fixed-income investments, the bonds in the portfolio were adversely affected by rising interest rates throughout 1999.

Soon after the reporting period began, it became apparent that overseas economies were beginning to recover from 1998's global financial crisis, and that the growth of the U.S. economy was stronger than most analysts expected. In this environment, investors began to move away from U.S. Treasury securities, to which they had previously fled during the worst of the global financial crisis. They moved instead into higher yielding, riskier assets. This caused the prices of U.S. Treasury securities to fall from relatively high levels, while prices of corporate bonds, mortgage-backed securities and asset-backed securities rallied from what we believed were very attractive valuations compared to historical norms.

In the second through fourth quarters of 1999, economic strength in domestic and overseas markets raised concerns among U.S. fixed-income investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates three times during the summer and fall of 1999 in an attempt to forestall a reacceleration of inflation. These changes in monetary policy caused the prices of most bonds to fall.

However, corporate bonds generally fell less severely than prices of U.S. Treasury securities during the second half of the year. That's primarily because corporate bonds tend to be more sensitive to the credit quality of their issuers, which generally improves in a strong economy, and can be less sensitive to interest rates trends. Mortgage-backed securities and asset-backed securities also outperformed U.S. Treasury securities for similar reasons.

What is the portfolio's current strategy?

Our current strategy is an extension of the strategy we put in place last summer. At that time, we shifted our emphasis from corporate bonds issued by
economically    sensitive    companies    in    the   U.S.   to   bonds   issue

by out-of-favor finance companies, including midsized regional banks in the United States as well as U.S. dollar-denominated bonds from larger banks in Japan and the United Kingdom.

We maintained this emphasis until the fourth quarter of 1999, when we reduced our holdings of U.S. banks after they had reached higher valuations, in our view. As of December 31, 1999, we maintained our emphasis on foreign corporate securities because of attractive valuations and prospects for further economic growth in Europe and Southeast Asia. We have also emphasized corporate bonds issued by energy companies. We believe that many oil producers and oil service companies' bonds are currently attractively valued, and we believe that last year' s oil-price increases can support these companies' earnings and credit quality in 2000.

Overall, as of December 31, corporate bonds comprised about 45% of the portfolio, mortgage-backed securities comprised about 30% and U.S. Treasury securities accounted for about 20% of assets. In our view, the portfolio currently is well positioned for any further increases in short-term interest rates in 2000. Of course, portfolio composition is subject to change at any time.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE 12-MONTH PERIOD, DIVIDED BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD.

(3) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Quality Bond Portfolio with the Merrill Lynch Domestic Master Index (Subindex D010) and the Lehman Brothers Aggregate Bond Index

((+))  SOURCE: BLOOMBERG L.P.

((+)(+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO ON 8/31/90 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND IN THE MERRILL LYNCH DOMESTIC MASTER INDEX (SUBINDEX D010) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE LEHMAN BROTHERS AGGREGATE BOND INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE PORTFOLIO'S PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPLACES THE MERRILL LYNCH DOMESTIC MASTER INDEX (SUBINDEX D010), WHICH WAS USED AS THE FUND'S BENCHMARK INDEX LAST YEAR, BECAUSE THE STATISTICAL INFORMATION MADE AVAILABLE BY LEHMAN BROTHERS AGGREGATE BOND INDEX IS PROVIDED MORE FREQUENTLY. PERFORMANCE FOR THE MERRILL LYNCH DOMESTIC MASTER INDEX (SUBINDEX D010) WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT, BUT IS PROVIDED HEREWITH PURSUANT TO APPLICABLE REGULATIONS.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES. THE MERRILL LYNCH DOMESTIC MASTER INDEX (SUBINDEX D010) IS AN UNMANAGED PERFORMANCE BENCHMARK FOR PORTFOLIOS THAT INCLUDE U.S. GOVERNMENT, MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES RATED A AND BETTER.

NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/99


                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                    8/31/90            0.18%              7.50%             8.10%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                             The Portfolio


STATEMENT OF INVESTMENTS

December 31, 1999

                                                                                              Principal
BONDS AND NOTES--105.2%                                                                      Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--1.8%

Lockheed Martin,

   Notes, 8.2%, 2009                                                                          2,500,000                2,493,502

ASSET-BACKED/AUTOMOBILE RECEIVABLES--.5%

Provident Auto Lease ABS Trust,

   Ser. 1999-1, Cl. A2, 7.025%, 2005                                                            700,000  (a)             690,812

BANKING--1.3%

Capital One Bank,

   Sr. Notes, 6.15%, 2001                                                                     1,800,000                1,770,847

CABLE TELEVISION--2.3%

Charter Communications Holdings,

   Sr. Notes, 8.625%, 2009                                                                    1,500,000                1,393,125

RCN,

   Sr. Notes, 10.125%, 2010                                                                   1,780,000                1,780,000

                                                                                                                       3,173,125

CHEMICALS--1.4%

Eastman Kodak,

   Deb., 9.95%, 2018                                                                            400,000                  476,146

ICI Wilmington

  (Gtd. by Imperial Chemical Industries),

   Notes, 7.05%, 2007                                                                         1,500,000                1,429,095

                                                                                                                       1,905,241

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--2.0%

Resolution Trust,

   Ser. 1994-C2, Cl. D, 8%, 2025                                                              2,717,257                2,714,553

COMPUTER SERVICES--2.2%

Electronic Data Systems,

   Notes, 7.45%, 2029                                                                         3,000,000                2,917,353

ELECTRIC POWER--1.9%

Israel Electric,

   Sr. Notes, 8.1%, 2096                                                                      3,000,000  (a)           2,514,777

FINANCE--6.3%

DLJ,

   Medium-Term Notes, .4%, 2000                                                               6,500,000  (a)           6,565,267

Lehman Brothers Holdings,

   Notes, 7.875%, 2009                                                                        2,000,000                1,999,416

                                                                                                                       8,564,683

FOOD RETAILING--2.2%

Fred Meyer,

   Bonds, 7.375%, 2005                                                                        3,000,000                2,963,862


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HOTELS & MOTELS--1.5%

Hyatt Equities,

   Notes, 6.8%, 2000                                                                          2,000,000  (a)           1,999,402

INSURANCE--3.1%

Conseco,

   Notes, 9%, 2006                                                                            4,100,000                4,251,725

OIL--5.6%

Amerada Hess,

   Notes, 7.875%, 2029                                                                        2,500,000                2,451,025

K N Energy,

   Sr. Notes, 6.65%, 2005                                                                     2,800,000                2,687,801

Yosemite Securities Trust I,

   Bonds, 8.25%, 2004                                                                         2,500,000  (a)           2,463,260

                                                                                                                       7,602,086

RAILROAD--1.4%

Terminal Railroad Association,

   First Mortgage, 4%, 2019                                                                   2,601,000                1,870,376

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--2.9%

Chase Mortgage Finance,

   REMIC, Ser. 1998S3, Cl. B3, 6.5%, 2013                                                       632,813  (a)             488,057

GE Capital Mortgage Services:

   REMIC, Ser. 1996-14, Cl. 2B1, 7.25%, 2011                                                    712,645                  698,150

   REMIC, Ser. 1996-17, Cl. 2B1, 7.25%, 2011                                                    679,132                  664,381

Norwest Asset Securities,

   Ser. 1998-13 Cl. B5, 6.25%, 2028                                                             245,714  (a)             135,296

PNC Mortgage Securities,

   Ser. 1997-3, Cl. 1B3, 7%, 2027                                                               333,276                  317,699

Residential Funding Mortgage Securities 1:

   Ser. 1997-S19, Cl. M2, 6.5%, 2012                                                          1,057,044                  950,599

   Ser. 1997-S21, Cl. M2, 6.5%, 2012                                                            610,234                  575,610

   Ser. 1998-NS1, Cl. B1, 6.375%, 2009                                                          141,008  (a)             118,220

                                                                                                                       3,948,012

RESTAURANTS--1.4%

Tricon Global Restaurants,

   Sr. Notes, 7.45%, 2005                                                                     2,000,000                1,925,054

RETAIL--1.4%

Saks,

   Notes, 8.25%, 2008                                                                         2,000,000                1,947,332

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SPECIAL PURPOSE ENTITY--1.9%

Air 2 US, Ser.A,

   Enhanced Equipment Notes, 8.027%, 2019                                                     2,500,000  (a)           2,511,225

U.S. GOVERNMENT--26.4%

U.S. Treasury Bonds,

   5.25%, 2/15/2029                                                                           3,415,000                2,829,259

U.S. Treasury Notes:

   5.25%, 5/31/2001                                                                          10,000,000                9,874,500

   5.25%, 8/15/2003                                                                          11,000,000               10,610,050

   5.25%, 5/15/2004                                                                           1,100,000                1,053,998

   5.75%, 6/30/2001                                                                           3,000,000                2,981,850

   5.875%, 11/15/2004                                                                         2,000,000                1,961,400

   6%, 8/15/2009                                                                              4,725,000                4,580,510

   6.25%, 8/31/2002                                                                           2,000,000                1,998,340

                                                                                                                      35,889,907

U.S. GOVERNMENT AGENCY--7.0%

FICO Coupon Strips,

   Ser. 1, Zero Coupon, 5/11/2000                                                                95,000                   93,061

Federal National Mortgage Association, Deb.,

   5.125%, 2/13/2004                                                                         10,000,000                9,391,290

                                                                                                                       9,484,351

U.S. GOVERNMENT AGENCY/MORTGAGE-BACKED--28.8%

Federal Home Loan Mortgage Association, REMIC Trust,

  Gtd. REMIC Pass-Through Ctfs.,

  Ser. 1916, Cl. P1, 7%, 12/15/2011

   (Interest Only Obligation)                                                                 3,379,940  (b)             739,598

Federal National Mortgage Association:

   6.5%, 4/1/2014-9/1/2014                                                                    4,905,604                4,762,999

   6.88%, 2/1/2028                                                                            1,375,248                1,290,517

   7%, 6/1/2029-9/1/2029                                                                      5,926,082                5,733,543

   8%, 1/15/2029                                                                              4,500,000  (c)           4,536,540

   REMIC Trust,

      Gtd. REMIC Pass-Through Ctfs.,

      Ser. 1993-20, Cl. GC, 7%, 9/25/2019

      (Interest Only Obligation)                                                              2,121,428  (b)             312,911

Government National Mortgage Association I:

   8%, 9/15/2008-1/15/2030                                                                    5,025,984  (d)           5,079,692

   Project Loan,

      6.9%, 11/15/2038                                                                        5,991,866                5,853,274


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association II,

  Adjustable Rate Mortgage:

      7%, 9/1/2028-9/20/2029                                                                    988,606                  952,128

      7.5%, 1/1/2030                                                                         10,000,000  (c)           9,893,700

                                                                                                                      39,154,902

YANKEE--1.9%

Pemex Finance,

   Ser. 1999-2, Cl. A1, Notes, 9.69%, 2009                                                    2,500,000                2,586,887

TOTAL BONDS AND NOTES

   (cost $144,730,697)                                                                                               142,880,014
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--8.3%
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--3.5%

Countrywide Home Loans,

   5%, 1/3/2000                                                                                 285,000                  284,921

Ford Motor Credit,

   6.51%, 1/6/2000                                                                            4,500,000                4,495,931

                                                                                                                       4,780,852

U.S. TREASURY BILLS--4.8%

   4.23%, 1/13/2000                                                                           5,940,000                5,932,337

   5%, 3/30/2000                                                                                545,000                  538,204

                                                                                                                       6,470,541

TOTAL SHORT-TERM INVESTMENTS

   (cost $11,250,737)                                                                                                 11,251,393
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $155,981,434)                                                            113.5%              154,131,407

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (13.5%)             (18,309,091)

NET ASSETS                                                                                       100.0%              135,822,316

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31,
     1999, THESE SECURITIES AMOUNTED TO $17,486,316 OR 12.9% OF NET ASSETS.

(B)  NOTIONAL FACE AMOUNT SHOWN.

(C)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(D)  PARTIALLY PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           155,981,434   154,131,407

Interest receivable                                                   1,683,972

Paydowns receivable                                                      19,134

Prepaid expenses and other assets                                           321

                                                                    155,834,834
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            81,433

Cash overdraft due to Custodian                                         709,161

Payable for investment securities purchased                          19,137,350

Payable for shares of Beneficial Interest redeemed                       28,932

Accrued expenses                                                         55,642

                                                                     20,012,518
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      135,822,316
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     143,402,151

Accumulated undistributed investment income--net                          2,698

Accumulated net realized gain (loss) on investments                 (5,732,506)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            (1,850,027)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      135,822,316
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 12,477,662

NET ASSET VALUE, offering and redemption price per share ($)             10.89

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,261,502

EXPENSES:

Investment advisory fee--Note 3(a)                                     839,257

Custodian fees--Note 3(a)                                               32,541

Professional fees                                                       32,092

Prospectus and shareholders' reports                                    31,855

Registration fees                                                        5,612

Shareholder servicing costs                                              1,656

Trustees' fees and expenses--Note 3(b)                                   1,528

Miscellaneous                                                            8,636

TOTAL EXPENSES                                                         953,177

INVESTMENT INCOME--NET                                               7,308,325
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (5,309,843)

Net unrealized appreciation (depreciation) on investments          (1,588,849)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (6,898,692)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   409,633

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                         Year Ended December 31,
                                                     ---------------------------
                                                     1999                 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,308,325            5,948,658

Net realized gain (loss) on investments       (5,309,843)            1,055,595

Net unrealized appreciation (depreciation)
   on investments                             (1,588,849)           (1,773,317)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     409,633             5,230,936
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (7,305,627)          (6,012,534)

Net realized gain on investments                     --            (1,826,296)

TOTAL DIVIDENDS                               (7,305,627)          (7,838,830)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  39,622,759          44,681,117

Dividends reinvested                            7,305,627           7,838,830

Cost of shares redeemed                      (25,670,614)         (16,743,853)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           21,257,772           35,776,094

TOTAL INCREASE (DECREASE) IN NET ASSETS       14,361,778           33,168,200
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           121,460,538           88,292,338

END OF PERIOD                                 135,822,316          121,460,538

Undistributed investment income--net                2,698                  --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,556,512           3,785,929

Shares issued for dividends reinvested            660,895             668,662

Shares redeemed                               (2,302,459)          (1,421,510)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,914,948           3,033,081

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                           Year Ended December 31,
                                                                 ------------------------------------------------------------------
                                                                 1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.50          11.73          11.50          11.81         10.53

Investment Operations:

Investment income--net                                            .62            .67            .73            .66           .68

Net realized and unrealized
   gain (loss) on investments                                    (.61)          (.04)           .32           (.31)         1.42

Total from Investment Operations                                  .01            .63           1.05            .35          2.10

Distributions:

Dividends from investment income--net                            (.62)          (.68)          (.73)          (.66)         (.69)

Dividends from net realized gain
   on investments                                                  --           (.18)          (.09)            --          (.13)

Total Distributions                                              (.62)          (.86)          (.82)          (.66)         (.82)

Net asset value, end of period                                  10.89          11.50          11.73          11.50         11.81
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .18           5.49           9.42           3.13         20.42
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                             .74            .73            .75            .79           .81

Ratio of interest expense to
   average net assets                                              --            --             .02             --            --

Ratio of net investment income
   to average net assets                                         5.66           5.74           6.27           5.86          6.13

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                         --            --              --             --           .04

Portfolio Turnover Rate                                        521.51         244.95          374.76        258.36        263.53
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         135,822        121,461          88,292        60,936        37,447


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Quality Bond Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio' s securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $5,587,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, the carryover expires in fiscal 2007.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended December 31, 1999, the portfolio did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc. a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $116 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $32,541 pursuant to the custody agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.

Each non-affiliated trustee is a Board member of one or more funds comprising a certain group of funds (" Fund Group") within the Dreyfus complex. Effective
January 1, 2000, for their participation as a trustee in a Fund Group, the trustees receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $677,643,259 and $654,706,979, respectively.

At December 31, 1999, accumulated net unrealized depreciation on investments was $1,850,027, consisting of $398,463 gross unrealized appreciation and $2,248,490 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Variable Investment Fund, Quality Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Quality Bond Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Quality Bond Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 3, 2000



                        For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Quality Bond Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  120AR9912